EXHIBIT 99.2
                                  ------------

                                The Confirmation

                                   Transaction

Date:             28 November, 2006

To:               Countrywide Home Loans, Inc.
                  Attention:        Documentation Unit


From:             Lehman Brothers Special Financing Inc.
                  Mandy Lee - Confirmations Group
                  Facsimile:        (+1) 646-885-9551 (United States of America)
                  Telephone:        (+1) 212-526-9257

Ref. Numbers: Risk ID: 1360221L / Effort ID: N1136349 / Global Deal ID: 2758853


--------------------------------------------------------------------------------

Dear Sir or Madam:

The purpose of this communication (this "Confirmation") is to confirm the terms and conditions of the transaction (the "Transaction") entered into between Lehman Brothers Special Financing Inc. ("Party A") and Countrywide Home Loans, Inc. ("Party B") on the Trade Date specified below. This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 06 June, 1996, as amended and supplemented from time to time, between Party A and Party B (the "Agreement"). All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and the terms of this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a "Transaction" shall be deemed to be references to a "Swap Transaction".

Party A and Party B each represents that entering into the Transaction is within its capacity, is duly authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party. Party A and Party B each represents that (a) it is not relying on the other party in connection with its decision to enter into this Transaction, and neither party is acting as an advisor to or fiduciary of the other party in connection with this Transaction regardless of whether the other party provides it with market information or its views; (b) it understands the risks of the Transaction and any legal, regulatory, tax, accounting and economic consequences resulting therefrom; and (c) it has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives. Party A and Party B each represents that upon due execution and delivery of this Confirmation, it will constitute a legally valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable principles of bankruptcy and creditors' rights generally and to equitable principles of general application.


                     LEHMAN BROTHERS SPECIAL FINANCING INC.
                              LEHMAN BROTHERS INC.
                      745 SEVENTH AVENUE, NEW YORK NY 10019


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
The terms of the particular Transaction to which this Confirmation relates are as follows:


   General Terms:

        Trade Date:                                       22 November, 2006

        Effective Date:                                   30 November, 2006

        Termination Date:                                 25 January, 2011.

                                                          For purposes of the final Calculation Period on the
                                                          Floating Amounts, Termination Date will be subject to
                                                          adjustment in accordance with the Following Business Day
                                                          Convention, and for purposes of the final Calculation
                                                          Period on the Fixed Amounts, Termination Date will be
                                                          subject to No Adjustment.

        Notional Amount:                                  With respect to each Calculation Period, the lesser of (i)
                                                          the Notional Amount as set forth in Appendix A attached
                                                          hereto and (ii) the aggregate Principal Balance of the
                                                          Reference Assets on or about the 15th calendar day of each month, commencing in the month of December 2006.

        Referenced Assets:                                CWALT Inc. Alternative Loan Trust, Series 2006-OC10, Class
                                                          1-A (Cusip: 23245FAA1), Class 2-A-1 (Cusip: 23245FAB9),
                                                          Class 2-A-2A (Cusip: 23245FAC7), Class 2-A-2B (Cusip:
                                                          23245FAD5), Class 2-A-3 (Cusip: 23245FAE3), Class M-1
                                                          (Cusip: 23245FAF0), Class M-2 (Cusip: 23245FAG8), Class M-3
                                                          (Cusip: 23245FAH6), Class M-4 (Cusip: 23245FAJ2), Class M-5
                                                          (Cusip: 23245FAK9), Class M-6 (Cusip: 23245FAL7), Class M-7
                                                          (Cusip: 23245FAM5), and Class M-8 (Cusip: 23245FAN3).

        Principal Balance:                                As reported on Bloomberg Financial Services, Inc.
                                                          ("Bloomberg"): by entering the Cusip, [Mtge], type "pdi4",
                                                          [Go]. If Bloomberg fails to publish the aggregate Principal
                                                          Balance of the Referenced Assets or the parties fail to
                                                          agree on the aggregate Principal Balance of the Referenced
                                                          Assets for any Calculation Period, the aggregate Principal
                                                          Balance of the Referenced Assets shall be determined by the
                                                          Calculation Agent pursuant to the Pooling and Servicing
                                                          Agreement, dated as of 01 November, 2006 among CWALT, Inc.
                                                          as depositor, Park Granada LLC, as a seller, Park Monaco
                                                          Inc., as a seller, Park Sienna LLC, as a seller,
                                                          Countrywide Home Loans, Inc. as a seller, Countrywide Home
                                                          Loans Servicing LP, as master servicer, and The Bank of New
                                                          York, as trustee.


                           Risk ID: 1360221L / Effort ID: 1136349 / Global Deal ID: 2758853

                                                     Page 2 of 6
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
   Floating Amounts:

        Floating Amount Payer:                            Party A

        Floating Amount Payer Period End Dates:           The 25th calendar day of each month, from and including 25
                                                          December, 2006 to and including the Termination Date,
                                                          subject to adjustment in accordance with the Following
                                                          Business Day Convention.

        Floating Amount Payer Payment Dates:              One (1) Business Day prior to each Floating Amount Payer
                                                          Period End Date.

        Floating Rate Option:                             USD-LIBOR-BBA

        Designated Maturity:                              1 month

        Spread:                                           Inapplicable

        Floating Rate Day Count Fraction:                 Actual/360

        Reset Dates:                                      The first day of each Calculation Period

   Fixed Amounts:

        Fixed Amount Payer:                               Party B

        Fixed Amount Payer Period End Dates:              The 25th calendar day of each month, from and including 25
                                                          December, 2006 to and including the Termination Date, with
                                                          No Adjustment of Period End Dates.

        Fixed Amount Payer Payment Dates:                 The 25th calendar day of each month, from and including 25
                                                          December, 2006 to and including the Termination Date,
                                                          subject to adjustment in accordance with the Following
                                                          Business Day Convention.

        Fixed Rate:                                       5.00% per annum

        Fixed Rate Day Count Fraction:                    30/360

   Business Days:                                         New York

   Additional Payment:                                    Party B shall pay Party A the sum of USD 775,000.00 on the
                                                          Effective Date subject to adjustment in accordance with the
                                                          Following Business Day Convention.

     Additional Provision:

         Netting:                   With respect to each Calculation Period, if a Net Payment Amount for such
                                    Calculation Period is owed by Party A, then such Net Payment Amount shall be paid by Party A to Party B on the Floating Amount Payer Payment Date, and if a Net
                                    Payment Amount for such Calculation Period is owed by Party B, then such Net
                                    Payment Amount shall be paid by Party B to Party A on the Fixed Amount Payer
                                    Payment Date.

                           Risk ID: 1360221L / Effort ID: 1136349 / Global Deal ID: 2758853

                                                     Page 3 of 6


                                    Where,

                                    Net Payment Amount shall mean, for a Calculation Period, the excess of the larger aggregate amount payable and currently owed by one party over the smaller aggregate amount payable and currently owed by the other party.


   Miscellaneous:

        Calculation Agent:                                As stated in the Agreement.

        Office:                                           For the purposes of this Transaction, Party A is not a
                                                          Multibranch Party, and the Office of Party B is its Head
                                                          Office.

   Account Details:

        Account Details of Party A:                       JPMorgan Chase Bank, New York
                                                          ABA #: 021000021
                                                          A/C of Lehman Brothers Special Financing Inc.
                                                          A/C # 066-143-543

        Account Details of Party B:                       To be provided


Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number (+1) 646-885-9551 (United States of America), Attention: Confirmations Group.



Yours sincerely,                                      Accepted and agreed to:

Lehman Brothers Special Financing Inc.                Countrywide Home Loans, Inc.




Anatoly Kozlov                                        By: /s/ Ellen Coleman
Lehman Brothers Special Financing Inc.                   ------------------------------
/s/ Anatoly Kozlov                                    Name:
                                                      Title:


                           Risk ID: 1360221L / Effort ID: 1136349 / Global Deal ID: 2758853

                                                     Page 4 of 6

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                                   Appendix A

   Calculation Periods up to but excluding the       Notional Amount (in USD):
   Payment Date scheduled to occur:

   25 December, 2006                                 USD 606,176,084.89

   25 January, 2007                                  USD 600,537,976.58

   25 February, 2007                                 USD 594,218,201.24

   25 March, 2007                                    USD 587,228,571.79

   25 April, 2007                                    USD 579,670,956.30

   25 May, 2007                                      USD 572,126,956.41

   25 June, 2007                                     USD 563,938,719.14

   25 July, 2007                                     USD 555,125,443.59

   25 August, 2007                                   USD 545,708,851.97

   25 September, 2007                                USD 535,713,122.27

   25 October, 2007                                  USD 525,164,802.88

   25 November, 2007                                 USD 514,095,500.77

   25 December, 2007                                 USD 502,774,203.15

   25 January, 2008                                  USD 491,217,500.38

   25 February, 2008                                 USD 479,443,046.52

   25 March, 2008                                    USD 467,469,517.35

   25 April, 2008                                    USD 455,316,523.97

   25 May, 2008                                      USD 443,004,521.31

   25 June, 2008                                     USD 430,554,711.67

   25 July, 2008                                     USD 418,166,707.71

   25 August, 2008                                   USD 405,850,317.57

   25 September, 2008                                USD 393,616,990.69

   25 October, 2008                                  USD 381,741,479.22

   25 November, 2008                                 USD 364,956,626.24

   25 December, 2008                                 USD 348,952,629.18

   25 January, 2009                                  USD 333,690,820.58

   25 February, 2009                                 USD 319,134,530.07

   25 March, 2009                                    USD 305,248,977.20

   25 April, 2009                                    USD 292,001,171.52

   25 May, 2009                                      USD 282,326,054.05


        Risk ID: 1360221L / Effort ID: 1136349 / Global Deal ID: 2758853

                                   Page 5 of 6



                                   Appendix A

   Calculation Periods up to but excluding the       Notional Amount (in USD):
   Payment Date scheduled to occur:

   25 June, 2009                                     USD 272,961,750.00

   25 July, 2009                                     USD 263,898,237.54

   25 August, 2009                                   USD 255,125,819.48

   25 September, 2009                                USD 246,635,110.86

   25 October, 2009                                  USD 238,124,920.46

   25 November, 2009                                 USD 229,325,538.44

   25 December, 2009                                 USD 220,853,673.35

   25 January, 2010                                  USD 212,696,378.04

   25 February, 2010                                 USD 204,841,252.62

   25 March, 2010                                    USD 197,276,419.81

   25 April, 2010                                    USD 190,154,044.67

   25 May, 2010                                      USD 183,625,638.99

   25 June, 2010                                     USD 177,310,715.47

   25 July, 2010                                     USD 171,202,272.15

   25 August, 2010                                   USD 165,293,537.60

   25 September, 2010                                USD 159,577,963.29

   25 October, 2010                                  USD 154,050,830.44

   25 November, 2010                                 USD 148,706,768.89

   25 December, 2010                                 USD 143,537,231.73

   25 January, 2011                                  USD 138,536,502.96


        Risk ID: 1360221L / Effort ID: 1136349 / Global Deal ID: 2758853

                                   Page 6 of 6